                                                    Exhibit 10 to
                                                    Schedule 13D Statement


                      WARRANT AND STOCK PURCHASE AGREEMENT
                      ------------------------------------

                  THIS AGREEMENT ("Agreement"), made and entered into as of the 15th day of January, 1998, by and among America West Airlines, Inc., a Delaware corporation ("AWA"), America West Holdings Corporation, a Delaware corporation ("AWH"), Mesa Air Group, Inc., a Nevada corporation ("Mesa") and MAGI Insurance, Ltd., a company organized under the laws of Barbados, West Indies ("MAGI").

                                   WITNESSETH:
                                   ----------

                  WHEREAS, MAGI holds 799,767 warrants (collectively, the "Warrants" and, individually, a "Warrant") to purchase shares of Class B Common Stock, par value $.01 per share of AWH, which Warrants were acquired and are held pursuant to the terms of that certain Warrant Certificate dated August 25, 1994 issued in the name of Mesa Airlines, Inc., and governed by the terms of that certain Warrant Agreement dated as of August 25, 1994, as amended, between AWA and the Warrant Agent named therein;

                  WHEREAS, Mesa holds 100,000 shares of Class A Common Stock, par value $.01 per share of AWH and 200,727 shares of Class B Common Stock, par value $.01 per share of AWH (collectively, the "Common Stock");

                  WHEREAS, (i) AWA desires to purchase all of the Warrants held by MAGI, (ii) AWH desires to purchase all of the Common Stock held by Mesa, and
(iii) MAGI and Mesa desire to sell such Warrants and Common Stock to AWA and AWH, respectively;

                  NOW, THEREFORE, in consideration of the premises and of the mutual promises and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

                  Section 1.  Closing.
                  ----------  --------

                  The Closing (the "Closing") of the transaction contemplated hereby shall occur on January 23, 1998, at 10:00 a.m. at the offices of AWA in Phoenix, Arizona or at such other place or such other date or time as all of the parties may agree.


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                  Section 2.  Actions at Closing.
                  ----------  -------------------

                  At the Closing, MAGI shall sell, transfer, convey and deliver to AWA all of MAGI's right, title and interest in and to the Warrants and Mesa shall sell, transfer, convey and deliver to AWH all of Mesa's right, title and interest in and to the Common Stock, and AWA and AWH shall acquire the Warrants and Common Stock. Such transfer shall be effected by the execution by MAGI of an assignment substantially in the form contemplated by the Warrant and delivery of the original certificates for the Warrants and the Common Stock. At the Closing, AWA shall pay to MAGI an aggregate of $5,650,853.70, representing an amount per Warrant equal to ninety-five percent (95%) of the closing sale price of the Warrant as reported on the New York Stock Exchange Composite Tape on January 8, 1998 (the "Warrant Purchase Price"). At the Closing, AWH shall pay to Mesa an aggregate of $5,450,676.88, representing an amount per share of the Common Stock equal to the closing sale price of the Class B Common Stock as reported on the New York Stock Exchange Composite Tape on January 8, 1998 (the "Stock Purchase Price" and together with the Warrant Purchase Price, the "Purchase Price"). The Purchase Price was determined in accordance with the schedule attached hereto as Schedule A. The aggregate Purchase Price shall be paid to MAGI and Mesa by wire transfer of same day funds to the accounts of MAGI and Mesa designated prior to Closing.

                  Section 3.  Representations.
                  ----------  ----------------

                  MAGI and Mesa, and each of them, represent and warrant to AWA and AWH that they beneficially hold on the date hereof, and will hold at the Closing, the Warrants and Common Stock, as applicable, free and clear of any lien, charge or encumbrance whatsoever. Each party represents and warrants to the other that the execution, delivery and performance of this Agreement by such party has been duly authorized by all necessary corporate action on its part and are within its corporate power and will not violate its charter, by-laws or any material agreement to which it is a party or by which its assets are bound. Further, each party represents and warrants to the other that it will undertake all necessary action and proceed diligently to effect the consummation of the transaction contemplated hereby. Each representation made in this Section 3 shall be deemed to be made again at and as of the Closing.

                  Section 4.  Miscellaneous.
                  ----------  --------------

                  (a) NOTICES. Any notice or other communication given in connection with this Agreement shall be in writing and shall be deemed to have been given when delivered by hand to the person to whom such notice or other



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communication is intended to be given, at the address, indicated next to its signature below.

                  (b) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together with shall constitute and be the same instrument.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                 AMERICA WEST AIRLINES, INC.


                                 By:       /s/ W. Douglas Parker
                                    ---------------------------------------------------------------
                                 Title:    Senior Vice President and Chief Financial Officer
                                       ------------------------------------------------------------
                                 Address:  4000 East Sky Harbor Boulevard
                                           Phoenix, AZ  85035


                                 AMERICA WEST HOLDINGS CORPORATION


                                 By:       /s/ W. Douglas Parker
                                    ---------------------------------------------------------------
                                 Title:    Senior Vice President and Chief Financial Officer
                                       ------------------------------------------------------------
                                 Address:  51 West Third Street
                                           Tempe, AZ  85281


                                 MESA AIR GROUP, INC.


                                 By:       /s/ W. Stephen Jackson
                                    ---------------------------------------------------------------
                                 Title:    Chief Financial Officer
                                       ------------------------------------------------------------
                                 Address:  2325 30th Street
                                           Farmington, NM  87401


                                 MAGI INSURANCE, LTD.


                                 By:       /s/ W. Stephen Jackson
                                    ---------------------------------------------------------------
                                 Title:    Chief Financial Officer
                                       ------------------------------------------------------------
                                 Address:  2325 30th Street
                                           Farmington, NM  87401

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                                   SCHEDULE A



           Current Pricing                           NYSE Close 1/8/98
           ---------------                           -----------------

AWA Class B Common Stock                              18-1/8 (18.125)

AWA Warrants                                          7-7/16 (7.4375)

================================================================================

          Purchase Price
          --------------

Purchase 100,000 Class A Common
Stock and 200,727 Class B Common                         $5,450,676.88
Stock at $18-1/8 per Share



Purchase 799,767 Warrants
at $7.065625 per warrant                                 $5,650,853.70
(7-7/16 x .95 = $7.065625)

                           TOTAL                        $11,101,530.59